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Exhibit 23.1

CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 6, 2003, in Amendment No. 3 to the Registration Statement (Form S-3 No. 333-106084) and related Prospectus of SafeNet, Inc. for the Registration of 2,875,000 shares of its common stock.

                      /s/ Ernst & Young LLP

Baltimore, Maryland
July 8, 2003

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CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS